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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 9, 2000

                                HEALTHSTAR CORP.

             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

             Delaware                     0-19499             91-1934592
    ----------------------------      ---------------     ------------------
    (State or other jurisdiction        (Commission          (IRS Employer
         of incorporation)               File Number)     Identification No.)

15720 North Greenway Hayden Loop, Suite 1,
        Scottsdale, Arizona                                      85260
    ------------------------------                           -------------
(Address of principal executive offices)                       (Zip Code)


        Registrant's telephone number, including area code (480) 451-8575




         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)


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ITEM 4.       CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANTS

(a)(1)(i) On March 9, 2000 KPMG LLP ("KPMG") notified HealthStar Corp. (the "Company") of their resignation as independent accountants for the Company.

(a)(1)(ii) The audit report of KPMG LLP on the consolidated financial statements of HealthStar Corp. and subsidiaries as of March 31, 1999 and for the years ended March 31, 1999 and 1998, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

(a)(1)(iii) The Company is currently seeking a successor accounting firm but has not yet engaged any firm.

(a)(1)(iv) In connection with the audits of the two fiscal years ended March 31, 1999 and the subsequent interim period through March 9, 2000, there were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

(a)(1)(v) During the Company's year ended March 31, 1999 and any subsequent interim period preceding this report, KPMG did not advise the Company with respect to any of the matters described in paragraphs (a)(1)(v)(A) through (D) of Item 304 of Regulation S-K.

(a)(2) The Company has not yet selected a successor accounting firm to KPMG and the Board of Directors of the Company have not approved the engagement of any successor firm.

(a)(3) The Company has provided KPMG LLP with a copy of the foregoing disclosures and has requested in writing that KPMG furnish it with a letter addressed to the SEC stating whether or not it agrees with such disclosures. A copy of such letter is filed as an exhibit to this report in accordance with
Item 601 of Regulation S-K.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS:

(a)           Not applicable.

(b)           Not applicable.

(c) Exhibit 16.1 The letter of KPMG LLP is filed as an exhibit to this report in accordance with the provisions of Item 601 of Regulation S-K.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  HEALTHSTAR CORP.
                                  a Delaware corporation



                                   /s/ Steven A. Marcus
                                  ------------------------------------------
                                  Steven A. Marcus
                                  Vice President and Chief Financial Officer


Date:    March 15, 2000


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                                  EXHIBIT INDEX

Exhibit 16.1 Letter of KPMG, LLP dated March 15, 2000 concerning their review and comments with respect to the Item 4 disclosures contained in this Form 8-K.


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